                                                                    EXHIBIT 10.7

                                AMENDMENT NO. #3

This Amendment No. #3 ("Amendment") to the Cisco Systems, Inc. U.S. Systems Integrator Agreement ("Agreement") by and between Cisco Systems, Inc., ("Cisco") a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Internetwork Experts, Inc. ("Integrator") a Texas corporation having its principal place of business at 15960 Midway Road, Suite 101, Addison, Texas 75001 is entered into as of the date last written below ("Effective Date").

WHEREAS, Cisco and Integrator have previously entered into the Agreement dated November 13, 2001, as amended; and

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1.       End User Definition is modified to include U.S. Federal Government.

The following definition is modified:

         Product means Hardware and/or Software, as defined herein, included in Cisco's then-current published Global Price List, and are "commercial items" as defined under the Federal Acquisition Regulation ("FAR") 2.101.

         Services means any maintenance, or technical support and any other services performed or to be performed by Cisco, as set forth in this Agreement or the Exhibits hereto and are "commercial items" as defined under the Federal Acquisition Regulation ("FAR") 2.101.

The following definition is hereby added:

         U.S. Federal Government is an executive, legislative or judicial branch of the United States Government or a U.S. Government corporation that was specifically formed and is currently existing under an Act of Congress, as well as any government owned contractor operated "GOCO" facilities and establishments.

2. Scope 2.0, Subsection 2.2 Commercial Integration and Resale is modified to include U.S. Federal Government. Subsection 2.8 Resale to Government End Users is deleted in its entirety and replaced with the following language:

         2.8. Resale to Government End Users. Integrator will Resell Products or Services to the U.S. Federal Government End User as expressly authorized in this Agreement. Integrator will not Resell Products or Services under this Agreement through a direct General Services Administration ("GSA") Schedule contract.

                  2.8.1. Integrator may resell Product and Services through U.S. Federal Government IDIQ (Indefinite Delivery Indefinite Quantity) contracts or other U.S. Federal Government Prime contracts. Should Integrator have an opportunity to resell Product and Services through a U.S. Federal Government subcontract arrangement, Integrator must obtain Cisco's prior written approval to resell such Product and Services. Cisco reserves the right to determine if such IDIQ contract and other prime or subcontract (if approved) opportunities offer "Added Value" as defined herein.

                  2.8.2. The federal government contract (lowdown provisions at Exhibit G are applicable to all Purchase Orders. Cisco does not accept any additional or modified government flowdown provisions, including but not limited to Federal Acquisition Regulation ("FAR") and its supplements, notwithstanding existence of such provisions on Integrator's Purchase Orders or supplementary documentation or Cisco's acceptance of such Purchase Orders or documentation whether for resale or internal use.

                  2.8.3. With respect to GSA, California Multiple Award Schedule ("CMAS"), and other schedule contracts, this Agreement shall not be construed by Integrator as a representation that Cisco will furnish supplies needed by Integrator to fulfill any of Integrator's GSA, CMAS, or similar contract obligations under any schedule contract.

3.       Exhibit A - Reseller Profile is amended to include the following:
         Territory: U.S. Federal Government. Vertical markets: All Department of Defense and Civilian Agencies of the U.S. Federal Government.

4. Exhibit E: CISCO BRAND SERVICES RESALE APPENDIX ("CBR AGREEMENT") for U.S. Federal Government End Users is hereby incorporated into the Agreement.

5.       Exhibit G FAR Clauses is hereby incorporated into the Agreement.

All other terms and conditions of the Agreement remain unchanged and in full force and effect. This Amendment and the Agreement as amended are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. In the event of a conflict between the Agreement and this Amendment, this Amendment will prevail with regard to the subject matter herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

INTERNETWORK EXPERTS, INC.       CISCO SYSTEMS, INC.

BY: /s/ Paul Klotz               BY: /s/ Dana Giampetroni
    -----------------------          -----------------------
    (Authorized Signature)           (Authorized Signature)

NAME: Paul Klotz                 NAME: Dana Giampetroni
      ---------------------            ---------------------
      (Type/Print)                     (Type/Print)

TITLE: Vice President            TITLE: Sales Controller. Federal Area
       ---------------------            ---------------------
       (Type/Print)                     (Type/Print)

DATE: January 21, 2003           DATE: February 4, 2003

                                    EXHIBIT E

             CISCO BRAND SERVICES RESALE APPENDIX ("CBR AGREEMENT")
                      FOR U.S. FEDERAL GOVERNMENT END USERS

EXCEPT AS OTHERWISE DEFINED BELOW, ALL CAPITALIZED TERMS CONTAINED IN THIS CBR AGREEMENT SHALL HAVE THE MEANING PROVIDED FOR THOSE TERMS IN THE AGREEMENT.

1.0      DEFINITIONS.

         1.1 "Bug Fix" means an error correction, patch or workaround for the Software which Cisco provides to Integrator.

         1.2 "CCO" means Cisco Connection Online, Cisco's online information web server.

         1.3 "Distributor" means an authorized, non-exclusive distributor of Products and Services, having executed a two-tier distribution agreement with Cisco.

         1.4 "Equipment Schedule" means the Cisco-approved list of Product for which Integrator has paid Cisco the required Service fees that is either: (a) provided on the Cisco Support, Resale Form, Attachment 2 hereof, or, (b) for orders placed electronically, provided to Cisco via Cisco's Service Contract Center ("SCC").

         1.5 "First Call" means the initial call made by the End User when requesting assistance with Product.

         1.6 "Maintenance Contract Number" means the reference number assigned by Cisco for each Service purchased from Cisco. The Maintenance Contract number is to be used by Integrator or End User when opening a case with Cisco.

         1.7 "Program Description" means the description of the Services, as of the purchase date of such Services, to be provided by Cisco to End Users on behalf of Integrator, and the terms and conditions under which Cisco provides those Services. Each available Service has its own Program Description, which can be found on CCO at the Uniform Resource Locator ("URL") identified in Attachment 3.

         1.8 "Other Product" means Product which an End User acquired from sources other than Integrator.

         1.9 "Other Services" means additional Cisco brand services listed in Attachment 1, identified as Other Services, which are available for resell to End User.

         1.10 "Service" means any of the Cisco brand services described in the corresponding Program Description, and which are available to Integrator for resale to an End User in accordance with the terms of this CBR Agreement.

         1.11 "Support Agreement" means the then-current agreement between Integrator and the End User for the Services.

2.0      CISCO OBLIGATIONS; RELATIONSHIP OF THE PARTIES.

         In consideration for the fees paid by Integrator to Cisco, Cisco will make available to the End User the Services listed in the Program Descriptions, subject to the availability limitation specified in Attachment 1. Notwithstanding anything to the contrary contained herein, Cisco reserves the right to directly support any End User. Cisco shall only be responsible for providing support in accordance with the terms and conditions of this CBR Agreement.

         In its performance of Services under this CBR Agreement, Cisco acts at all times as Integrator's subcontractor, retained by Integrator to provide Services specified in the Program Descriptions on behalf of Integrator to one or more End Users identified by Integrator to Cisco. In no event shall Integrator be deemed to be an agent of Cisco.

3.0      INTEGRATOR PROCEDURE TO RESELL SERVICES.

         Subject to the terms and conditions of this CBR Agreement, Integrator is authorized on a nonexclusive basis to resell Services to End Users in accordance with the following procedure:

         3.1 Immediately upon shipment of Product from Integrator to End User, Integrator will complete the Cisco Support Resale Form, Attachment 2, and either (i) fax the completed form to Cisco, or (ii) submit the required information via SCC if Integrator placed the order electronically. Notwithstanding the foregoing, in the event Integrator wishes to order Services for Other Product, Integrator shall follow procedure set forth in sub-section 8.8.

4.0      COMMENCEMENT OF SERVICES.

         4.1 Cisco shall, as subcontractor to Integrator, perform the following Services:

                  4.1.1 Validate Product model and serial numbers provided by Integrator using the Equipment Schedule or via SCC.

                  4.1.2 Provide to End User the purchased Services as specified in the applicable Program Description.

                  4.1.3 CCO Access. Cisco will provide a level of partner access to CCO consistent with Integrator's reseller status. This system provides Integrator with technical and general information on Products.

                  4.1.4 Bug Fixes. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes to Integrator as follows:

                           4.1.4.1 When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

                           4.1.4.2 Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users only for use on Products for which the End User is currently licensed to use the Software for which the Bug Fix is provided.

5.0      INTEGRATOR OBLIGATIONS.

         5.1 Integrator shall execute a Support Agreement between Integrator and End User containing, at a minimum, the terms set forth in Attachment 4, End User Minimum Terms and Conditions Support Agreement. An example of a Support Agreement, with product description attachments, is located on CCO at the URL referenced in Attachment 3 hereto.

         5.2 Integrator shall make all reasonable efforts to ensure it takes the First Call from the End User and may open a case with Cisco on behalf of the End User using the Maintenance Contract Number. At all times the End User may call Cisco directly for support. Upon Integrator's request, Cisco will notify Integrator via email of Cisco's direct support of the End User.

         5.3      Complete and submit a Cisco Support Resale Form (Attachment
                  2), or for orders placed electronically, provide to Cisco the required information via SCC at the time the order is placed by End User.

         5.4 Integrator must provide at least thirty (30) days prior written notice in accordance with the Agreement by facsimile, electronic mail, SCC, or confirmed delivery post ("Notice") of requested addition(s) to the Equipment Schedule. In addition, at least thirty (30) days Notice is required for Product relocations and service level/Product configuration changes, where applicable. For Product on the Equipment Schedule that End User has moved to a new location, Integrator shall provide Notice to Cisco Should Integrator fail to provide Cisco with notice as set forth in this section, Cisco shall be excused from any failure to provide service resulting from such lack of notification.

         5.5 The Equipment Schedule may be revised for new Product, service level upgrades and Product configuration changes by Integrator's purchase order requesting such revisions and Cisco's acceptance thereof (based on availability). For changes, Cisco will charge the pro-rated difference beginning on the date the change is requested and ending on the last day of the impacted Equipment Schedule's term.

         5.6 Integrator shall provide Cisco with a purchase order, containing the description of Services for each support agreement, pricing for such Services less the applicable Integrator discount set forth in Section 8 hereto, and End User information, including, but not limited to, points of contact, site locations of Equipment, and serial numbers of Equipment.

         5.7 Integrator shall provide to End User a copy of the corresponding Program Description for each Service purchased as of the date of commencement of Services.

         5.8 Integrator shall provide to End User confirmation and registration materials for the services to be performed by Cisco on Integrator's behalf, including but not limited to, a copy of the Equipment Schedule (including charges) and Maintenance Contract Number.

         5.9 Integrator shall manage and escalate, in accordance with the Cisco's Problem Prioritization and Escalation Guideline, all calls opened by Integrator on behalf of the End User.

6.0      WARRANTY SERVICE

         6.1 Integrator shall provide to its End Users, at no charge, all warranty service applicable to the Products when they were purchased by End User, for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the End User. The warranty service provided by Integrator shall include, at a minimum, the following Software and Hardware replacement services:

                  6.1.1 Integrator shall distribute Bug Fixes to the End User during the warranty period.

                  6.1.2 Integrator shall meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

                  6.1.3 Returns Coordination. For Product returned to Cisco for replacement Integrator will comply with the following:

                           6.1.3.1 Coordinate the return of all failed parts, freight and insurance prepaid, to the location designated by Cisco. For Product that has been advance replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten
                                    (10) days of receipt of the replacement
                                    Product; otherwise, Cisco may invoice
                                    Integrator the then-current price of the Product as set forth in Cisco's Global Price List, less Integrator's standard discount.

                           6.1.3.2 Integrator shall (a) properly package all Products prior to shipping Products to Cisco, (b) include a written description of the failure; (c) describe any changes or alterations made to the Product, and; (d) tag each returned Product with the RMA transaction number provided by Cisco. Product returned to Cisco must conform in quantity and serial number to the RMA request.

7.0 RENEWAL OF SERVICES. Integrator shall be responsible for contacting the End User regarding renewal of each Support Agreement with End User. Integrator shall
(a) monitor End User contract terms via SCC; and (b) provide End User will an adequate renewal notice period (not less than thirty (30) days) prior to the expiration date of their then current Support Agreement. Integrator will forward to Cisco either (i) the completed renewal with purchase order or (ii) notice of cancellation.

8.0      PENETRATION DISCOUNT AND RESALE OF SERVICES.

         8.1 Discount for Initial Term. For the initial term of the Equipment Schedule(s) to the Support Agreement, the price of Services to Integrator is the then-current service list price less the applicable discount based on Integrator's penetration rate calculated as follows:

                  8.1.1 Determination of Service Penetration Rate. Service penetration rate is calculated by Integrator's total number of Products covered by Cisco brand services (per Attachment 1) as a percentage of the total number of Products purchased over the most recent period of twelve (12) months.

Penetration Rate                     Discount
----------------                     --------
    0%-35%                             10%
   36%-55%                             15%
   56%-74%                             20%
   75%+                                25%

                  8.1.2 Cisco will review Integrator's service sales penetration rate at the time the Integrator renews the Agreement with Cisco and at six-month intervals during the term of the Agreement. Cisco reserves the right to adjust Integrator's resale discount at the time of review. Any adjustment to the resale discount will be communicated in writing to the Integrator by Cisco.

                  8.1.3 Integrator must have purchased Product for a minimum of twelve months in order to determine the penetration rate. If Integrator has less than twelve months of Product purchases, Integrator's discount will be ten percent (10%).

                  8.1.4 Integrator's discount on Services shall bb determined by calculating the rate of Services penetration based on the total amount of Product purchased by Integrator from Cisco plus the total amount of Product purchased by Integrator from Distributor(s).

         8.2 Upon renewal of the Equipment Schedule(s), the discount shall be the corresponding discount associated with the Penetration Rate.

         8.3 The discounts listed above do not apply when Integrator resells Cisco brand services for Other Product. Integrator discount for Other Product shall be fifteen percent (15%).

         8.4 The discounts listed above do not apply when Integrator resells Other Services. Integrator Discount for Other Services shall be fifteen (15%) percent.

         8.5      All Services are invoiced annually in advance, payable thirty
                  (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement.

         8.6 All prices in the Equipment Schedule(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator:
                  (i) time and material fees for any additional services performed by Cisco; and (ii) Product list price of replaced Product not returned by End User pursuant to the terms as set forth on the applicable Program Description.

         8.7 Integrator is free to determine its prices for Services to End Users unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator's selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator's resale prices for the Services must be, or to inhibit in any way, Integrator's pricing discretion with respect to the Services.

         8.8 Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco (i) Notice to support Other Product; and (ii) a letter from the End User including notification for Service from the Integrator, which letter must include a list of the Product(s) and serial numbers) to be supported.

         8.9 Unsupported End User List. Integrator must provide information on all End Users who have purchased Product from Integrator without also purchasing Services. In the event Integrator does not provide this information for all Products, in each quarter, Cisco will provide a report identifying the model types and serial numbers of Product purchased by Integrator for which the following information is required: End User name and End User address and phone number. Integrator will complete and return this information to Cisco no later than twenty (20) business days from the date the report is provided to Integrator.

9.0      WARRANTY.

         NOTHING IN THIS CBR AGREEMENT SHALL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY INTEGRATOR AND/OR END USER. ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF THE PURPOSE IS KNOWN TO CISCO), SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE GREATEST EXTENT ALLOWED BY APPLICABLE LAW. INTEGRATOR MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. INTEGRATOR'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO'S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE SERVICE ON THE EQUIPMENT LIST AND RETURN OF THE UNUSED PORTION OF THE FEES PAID TO CISCO BY INTEGRATOR FOR SUCH NON-CONFORMING SERVICES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THE CBR AGREEMENT. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO'S BEHALF.

10.0     GENERAL.

         10.1     Entitlement.

         Integrator acknowledges that an End User and/or Integrator is entitled to receive support" services only on Products for which Integrator or End User has paid the applicable fees.

         Integrator agrees to assist Cisco with enforcement of End User entitlement to the extent Cisco, in its discretion, deems such assistance to be necessary.

         10.2     Independent Contractors.

         The relationship of Cisco and Integrator is that of independent contractors, and nothing contained in this CBR Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, fiduciaries, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator's business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator's exclusive responsibility and shall have no effect on Integrator's obligations under this CBR Agreement. Integrator shall not make any representations or warranties of any kind on behalf of Cisco, or with respect to the content or nature of Services to be provided by Cisco.

         10.3 Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney's fees ("Damages"), resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise or which arise out of the representations, acts or failure to act of Integrator. This shall not limit Cisco's obligations, subject to the terms and conditions of this CBR Agreement, to provide the Services described herein.

         10.4 Except for those provisions required to be included pursuant to Section 5, Integrator is free to determine the contents of its Support Agreement provided that Cisco is under no obligation to Integrator nor End User to provide any services other than those specified in this CBR Agreement. Integrator shall indemnify Cisco for any additional commitments or representations whether written or oral, made on Cisco's behalf.

         10.5 URL. Integrator hereby confirms that it has the ability to access, has accessed and has read, the information made available by Cisco at all of the world wide web sites/URLs/addresses/pages referred to anywhere throughout this Agreement (including any of the Exhibits hereto). Integrator acknowledges that Cisco may modify any URL address or terminate the availability of any information at any address without notice to Integrator.

11.0     TERMINATION.

         Each Service shall terminate in accordance with its terms as set forth on the Program Description. Notwithstanding anything to the contrary, each Service hereunder shall terminate immediately upon termination of this CBR Agreement, unless otherwise agreed by Cisco. Any such termination shall be entirely without liability to either party, except as set forth below.

         11.1 Services may be terminated by Cisco and/or Cisco may suspend its performance immediately upon written notice to Integrator if Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after written notice from Cisco of such past due payment. Any continuation of Services shall be at Cisco's sole discretion.

         11.2 This CBR Agreement, and/or any Services hereunder may be terminated immediately upon written notice by either party under any of the following conditions:

                  11.2.1 If the other party has failed to cure a breach of any material term or condition under the CBR Agreement, and/or Services within thirty (30) days after receipt of Notice from the other party including a detailed description of such breach.

                  11.2.2 Either party assigns (by operation of law or otherwise, and including merger) or transfers any of the rights or responsibilities granted hereunder, without the prior written consent of the other party, except as permitted under this CBR Agreement or in the event of a sale of all or substantially all of such party's assets, or transfer of a controlling interest in such party to an unaffiliated third party.

         11.3 Upon termination of this CBR Agreement, and/or any Services, Integrator shall pay Cisco for all work performed under the affected Service(s) up to the effective date of termination at the agreed upon prices, fees and expense.

         11.4 In the event this CBR Agreement is terminated by either party, neither shall have any further obligations under this CBR Agreement, except as provided herein. Termination of this CBR Agreement shall not constitute a waiver for any amounts due.

12.0     LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY OF CISCO, ITS SUPPLIERS AND ITS SUBCONTRACTORS UNDER THIS CBR AGREEMENT SHALL BE LIMITED TO THE AMOUNTS PAID BY CUSTOMER TO CISCO UNDER THE PROGRAM DESCRIPTION GIVING RISE TO SUCH LIABILITY FOR THE SERVICES THAT WERE PROVIDED DURING THE SIX (6) MONTHS PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY.

13.0     CONSEQUENTIAL DAMAGES WAIVER.

         IN NO EVENT SHALL CISCO, ITS SUPPLIERS OR ITS SUBCONTRACTORS BE LIABLE FOR (A) ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE OR (B) ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE EQUIPMENT OR SERVICES, EVEN IF CISCO OR ITS SUPPLIERS HAVE BEEN INFORMED OF THE POSSIBILITY THEREOF.

                            ATTACHMENT 1 TO EXHIBIT C
                              SERVICES AVAILABILITY

               SERVICE                                                   AVAILABILITY
               -------                                                   ------------
SMARTnet 8x5xNext Business Day ("NBD")                     Available in the U.S., Canada, Australia,
                                                           European Union, Switzerland, Norway

SMARTnet 8x5x4(1)                                          Available in the U.S., Canada and Australia

SMARTnet 24x7x4(1)                                         Available in the U.S., Canada and Australia

SMARTnet Onsite 8x5xNBD                                    Available in the U.S., Canada and Australia
SMARTnet Onsite 8x5x4(1,2)                                 Available in the U.S., Canada and Australia
SMARTnet Onsite 24x7x4(1,2)                                Available in the U.S., Canada and Australia

Software Application Services ("SAS")                      Available in the U.S., Canada, Australia,
Software Application Services with Updates                 European Union, Switzerland, Norway
("SASU")

               OTHER SERVICE                                             AVAILABILITY
               -------------                                             ------------
Focused Technical Support/Network                          Available in the U.S., Canada, Australia,
Optimization Support (FTS/NOS) -                           European Union, Switzerland, Norway
configuration as selected and detailed on
Purchase Order

Technology Application Support (TAS) -                     Available in the U.S., Canada, Australia,
configuration as selected and detailed on                  European Union, Switzerland, Norway
Purchase Order

                  A current list of Services is provided above.
                     List may be updated from time to time.
                 Current information is available upon request.

--------------------
(1) Availability is restricted to within one hundred (100) miles of a parts depot.

(2) Availability is restricted to within fifty (50) miles of an authorized service location.

                            ATTACHMENT 2 TO EXHIBIT C

                            CISCO SUPPORT RESALE FORM

This form MUST be completed by Integrator for each order to resell Cisco brand Services to End Users.

COMPLETION OF THIS FORM WILL ENSURE:

-        Integrators receive the appropriate discounts.

- Integrator's End Users receive the entitled level of service and support.

-        Partner Notification e-mail is set up for Integrator.

STEP 1 - COMPLETE INTEGRATOR BILLING INFORMATION.

INTEGRATOR: Name and Billing Address (as they appear on Purchase Order):    [ ] SAME AS SALES
ORDER BILL-TO
Name: _______________________________________________________________________________________

Address: ____________________________________________________________________________________

City/State: _________________________________________________________________________________

Country: ____________________________________________________________________________________

Postal Code: ________________________________________________________________________________

Contact/
Phone No.: __________________________________________________________________________________

Channel Certification Level: ________________________________________________________________

PARTNER NOTIFICATION E-MAIL ADDRESS OR ALIAS
Address or Alias:__________________________ (i.e. Integrator_TAC@Integrator.com) Required if you would like to receive automatic notification of End User activity with Cisco on this Support Agreement.

STEP 2 - COMPLETE COVERAGE TYPE, SITE DETAILS AND EXISTING CONTRACT INFORMATION

[ ] SMARTnet 8x5xNBD                [ ] SMARTnet 8x5x4               [ ] SMARTnet 24x7x4
[ ] SMARTnet Onsite 8x5xNBD         [ ] SMARTnet Onsite 8x5x4        [ ] SMARTnet onsite 24x7x4     [ ] SAS
[ ] FTS/NOS                         [ ] TAS

End Customer Name:                            Product Type:
Str:                                          Original Product Purchase Order:
City:                                         Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

                           ADDITIONAL SITES WORKSHEET

[ ] SMARTnet 8x5xNBD                [ ] SMARTnet 8x5x4               [ ] SMARTnet 24x7x4
[ ] SMARTnet Onsite 8x5xNBD         [ ] SMARTnet Onsite 8x5x4        [ ] SMARTnet onsite 24x7x4     [ ] SAS
[ ] FTS/NOS                         [ ] TAS

End Customer Name:                            Product Type:
Str:                                          Original Product Purchase Order:
City:                                         Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ] SMARTnet 8x5xNBD                [ ] SMARTnet 8x5x4               [ ] SMARTnet 24x7x4
[ ] SMARTnet Onsite 8x5xNBD         [ ] SMARTnet Onsite 8x5x4        [ ] SMARTnet onsite 24x7x4     [ ] SAS
[ ] FTS/NOS                         [ ] TAS

End Customer Name:                            Product Type:
Str:                                          Original Product Purchase Order:
City:                                         Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ] SMARTnet 8x5xNBD                [ ] SMARTnet 8x5x4               [ ] SMARTnet 24x7x4
[ ] SMARTnet Onsite 8x5xNBD         [ ] SMARTnet Onsite 8x5x4        [ ] SMARTnet onsite 24x7x4     [ ] SAS
[ ] FTS/NOS                         [ ] TAS

End Customer Name:                            Product Type:
Str:                                          Original Product Purchase Order:
City:                                         Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ] SMARTnet 8x5xNBD                [ ] SMARTnet 8x5x4               [ ] SMARTnet 24x7x4
[ ] SMARTnet Onsite 8x5xNBD         [ ] SMARTnet Onsite 8x5x4        [ ] SMARTnet onsite 24x7x4     [ ] SAS
[ ] FTS/NOS                         [ ] TAS

End Customer Name:                          Product Type:
Str:                                        Original Product Purchase Order:
City:                                       Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

                            ATTACHMENT 3 TO EXHIBIT C

               PROGRAM DESCRIPTIONS AND SAMPLE END USER AGREEMENT

           Program Descriptions and a Sample End User Agreement can be downloaded from the URLs identified below.

                              PROGRAM DESCRIPTIONS

                                    SMARTnet

            http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt
                  /sup/part/ptssof/tcspsv/brsp/brres/index.htm

                                 SMARTnet Onsite

            http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt
                  /sup/part/ptssof/tcspsv/brsp/brres/index.htm

                                    SAS/SASU

            http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt
                  /sup/part/ptssof/tcspsv/brsp/brres/index.htm

                                   FTS/NOSITAS

    [Contact Cisco Legal to download applicable documents from US/Enterprise
                      Section of Legal Services Web Site]

                                SAMPLE AGREEMENT

                            Sample End User Agreement

            http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt
                  /sup/part/ptssof/tcspsv/brsp/brres/index.htm

                            ATTACHMENT 4 TO EXHIBIT C
           END USER MINIMUM TERMS AND CONDITIONS FOR SUPPORT AGREEMENT

Each Support Agreement will contain the following minimum terms and conditions:

(1)      End User agrees to comply with Cisco's Export Restrictions.

(2) End User agrees to comply with Cisco's standard Software License Agreement for all Cisco software provided with any Service (including any upgrades, patches, or Bug Fixes provided at a later time).

(3) End User agrees to comply with terms and conditions provided in the Program Description.

(4)      End User will keep all Cisco Confidential Information confidential.

(5) Sufficient provisions such that Cisco shall be entitled to act as a third party beneficiary with respect to the enforcement of the terms and conditions herein. This will include expressly naming Cisco as an intended third-party beneficiary with respect to each of the End User Minimum Terms and Conditions contained in this Attachment 5. Cisco shall expressly be granted the right to enforce the obligations of End User directly against End User.

(6) Cisco or its suppliers' liabilities shall be limited to the amounts paid by End User under the Service giving rise to the liability during the six (6) months preceding the event or circumstances giving rise to such liability. Liability under each Service shall be cumulative and not per incident.

(7) In no event shall Cisco or its suppliers shall be liable for (A) any indirect, incidental, special, punitive or consequential damages, lost profits or lost data, whether arising in contract, tort (including negligence) or otherwise; or (B) any costs or expenses for the procurement of substitute equipment or services in each case, even if End Users, Integrator, Cisco, or its suppliers have been informed of the possibility thereof,

(8) Cisco makes no warranty to End User of any kind with respect to the Product, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and non-infringement of third party rights. Any and all Services provided hereunder shall be performed in a workmanlike manner.

A sample Support Agreement for use by Integrator is located at the URL identified in Attachment 3. Integrator shall attach the applicable Program Description to each Support Agreement between Integrator and End User.

                                    EXHIBIT G

                                   FAR CLAUSES

         A. Cisco will accept only the U.S. Government contract flowdown provisions in this Exhibit in any purchase order from Integrator. Cisco will not accept any other flowdown provisions, including, but not limited to, the United States Government Federal Acquisition Regulation ("FAR") and its supplements.. Any such flowdown provisions on Integrator's purchase orders or supplementary, documentation not specifically identified on this Exhibit are invalid, notwithstanding Cisco's acceptance of such purchase orders or supplementary documentation, whether for resale or internal use.

         B. This Agreement pertains to the sale of "commercial items" as that term is defined under FAR 2.101 and FAR Part 12. Notwithstanding any other clause in the prime contract, only those clauses identified in 52.212-5(e) and 52.244-6 are required to be in subcontract agreements for commercial items or commercial components, see FAR 12.502(b), 44.402(b). The following FAR clauses, identified in 52.212-5(e) and 52.244-6 are hereby incorporated by reference, with the same force and effect as if they were given in full. For purposes of this Agreement, when appropriate in adopting the terminology of all the following FAR clauses, the term "contract' shall mean this Agreement; the term "Contractor" shall mean Cisco; the term "Government: and "Contracting Officer" shall mean Integrator.

         52.222-26         Equal Opportunity (Feb 1999);
         52.222-35         Affirmative Action for Disabled Veterans and Veterans
                           of the Vietnam Era (Apr 1998)
         52.222-36         Affirmative Action for Workers with Disabilities (Jun
                           1998)

         SALES AGREEMENT SUMMARY / PROFILE FORM / DATABASE SUMMARY FORM

CUSTOMER DETAILS

Company Name/Address:            INTERNETWORK EXPERTS, INC. (Main Party)
                                 15960 Midway Road Suite 101
                                 Addison
                                 TX 75001
                                 United States of America (U.S.A.)

                                        CONTRACT MANAGEMENT CONTACT:
                                        Gary Derheim
                                        15960 Midway Road Suite 101
                                        Addison
                                        TX 75001
                                        United States of America (U.S.A.)
                                 : 469-791-4904
                                 : gary.derheim@inetx.com

CONTRACT CLASSIFICATION:         Channel, Resale, Federal
CONTRACT TITLE:                  Amendment 3
CONTRACT #:                      8129
GLOBAL DEAL #:

INTERNATIONAL CISCO CONTRACTS
ACCOUNT MANAGER:                 Jay D. Ingram        AREA FINANCIAL CONTROLLER:
CONTRACT NEGOTIATOR:             Lisa A. Swinnerton   GLOBAL SERVICE MANAGER:

NEW AGREEMENT:                   No
DESCRIPTION SUMMARY:             Federal Amendment to US S1 to allow
                                 Internetwork Experts to resell to the US
                                 Federal Government
ADDITIONAL CONTRACT NEGOTIATOR
COMMENTS:

AFFILIATES
INCLUDE AFFILIATES:              No
PARENT GUARANTEE:                No
PARENT GUARANTEE COMMENTS:

OTHER DETAILS
CISCO SUPPORT:                   Yes

                                 Support Types:
                                 Cisco Brand Resale (CBR)

                                 Other Support Types:
                                 Federal CBR Exhibit

SALES TERRITORIES:               United States Of America (U.S.A.)

FINANCIALS
FORECASTS:                       $ 8,000,000
PRICE LIST:                      Global Price List in US Dollars
PAYMENT CURRENCY:                USD
LCA SIGNED:                      No
LCA COUNTRY:

MANDATORY TERMS

                                                                                                              Standard/
                 Section in                                                                                      Non-      Cisco
Mandatory Terms   Contract                   Position                         Comments                        Standard    Approver
---------------  ----------  ------------------------------  ----------------------------------------------   ---------  -----------
Assignment       24.3        Other Party W/Cisco Consent &   Assignment: STANDARD AGREEMENT                   Standard
                             Cisco W/O                       TERM:

Insurance                    Not Applicable                                                                   Standard
Requirements

Multinational                Multi-National Program Applies  Multinational Deployment                         Standard
Deployment                                                   Policy: STANDARD AGREEMENT TERM:

Payment                      30days Net From Ship/Invoice    Payment:30 DAYS FROM DATE OF SHIPMENT:           Standard
(Product)                    Date

Payment                      30days Net From Invoice Date                                                     Standard
(Service)

Shipping &                   Fob Origin (Ucc),               Shipping Term: FOB ORIGIN:, Title Passage:       Standard
Delivery                     Other                           UPON TRANSFER OF POSSESSION TO CARRIER: Risk
                                                             of Loss: UPON TRANSFER OF POSSESSION TO
                                                             CARRIER: Delivery: CURRENT PRODUCT LEAD TIMES:

Termination      14.1        Other                           TERMINATION W/O CAUSE: 45 DAYS PRIOR WRITTEN     Standard
(Product)                                                    NOTICE

Termination      14.1        Other                           TERMINATION W/O CAUSE: 45 DAYS PRIOR WRITTEN     Standard
(Service)                                                    NOTICE

DISCOUNTS

  %                  DISCOUNT TYPE               COMMENTS/DESCRIPTION
-----           -----------------------          ---------------------
  25            Internal Use                     INTERNAL USE:
                Flat-Rate Discount
  45            Demo/Eval/Lab/Discount           DEMO:

it-legal-vcas@cisco.com, 12:40 PM 2/3/2003 -0800, VAP Request -12569 Your Request has been Ap

         Date: Mon, 3 Feb 2003 12:40:09 -0800 (PST)
         From: it-legal-vcas@cisco.com
         To: lswinner@cisco.com
         Subject: VAP Request - 12569 Your Request has been Approved. X-Mailer: VapNotify

         Your VAP Request 12569 has been Approved.
         Requestor: Lisa Swinnerton
         Position: Contract Negotiator
         Title : Amendment #3 to the US Systems Integrator Agreement Party name: Internetwork Experts, Inc.

         You can view the request at following URL:

         http://wwwin-apps.cisco.com/cto/legal/vap/servlet/vap.History?id=12569.

         Sincerely,

         VAP Administration

         ________________________________

         This is a system generated message. Please do not reply to this email.

PRINTED FOR LISA SWINNERTON <LSWINNER@CISCO.COM>

                                       19